                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                          ----------------------------

                                    FORM 8-K
                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                          ----------------------------

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 23, 2003

                        FIDELITY NATIONAL FINANCIAL, INC.
                           (Exact Name of Registrant)

                 DELAWARE                              1-9396              86-0498599
----------------------------------------------  ---------------------  -------------------
      (State or Other Jurisdiction of           (Commission File No.)   (I.R.S. Employer
              Incorporation)                                           Identification No.)

17911 VON KARMAN AVENUE, SUITE 300, IRVINE, CA                                92614
----------------------------------------------                         -------------------
  (Address of principal executive officers)                                 (Zip Code)

                                 (949) 622-4333
--------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)

                                       N/A
--------------------------------------------------------------------------------
         (Former name or former address, if changed, since last report)


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
Item 5.  Other Events.

     On May 23, 2003, Fidelity National Financial, Inc. ("FNF") announced a proposal to acquire the outstanding shares of Fidelity National Information Solutions, Inc. not currently owned by FNF or its subsidiaries through a merger. FNF's press release containing this announcement is attached as
     Exhibit 99.1 to this Report.

Item 7.  Financial Statements and Exhibits

(c)   Exhibits

      99.1 Press Release of Fidelity National Financial, Inc. ("FNF") issued on May 23, 2003.

      99.2 Letter, dated May 23, 2003 from Special Committee of Fidelity to the Board of Directors of FNIS.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIDELITY NATIONAL FINANCIAL, INC.

By:  /s/ ALAN L. STINSON
     ---------------------------------------------------
     Alan L. Stinson, Executive Vice President and Chief
     Financial Officer

Dated: May 23, 2003

                                  EXHIBIT INDEX

99.1 Press Release of Fidelity National Financial, Inc. ("FNF") issued on May 23, 2003.

99.2 Letter, dated May 23, 2003 from Special Committee of Fidelity to the Board of Directors of FNIS.